American Century Strategic Asset Allocations, Inc.

Statement of Additional Information Supplement

Supplement dated April 7, 2003 * Statement of Additional Information dated
April 1, 2003

The following replaces the fourth sentence in the third paragraph under the section titled, Valuation of the Funds' Securities, on page 43:

    Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official close price.

The following replaces the fourth and fifth paragraphs under the section titled,
How Fund Performance Information is Calculated, on page 46:

    The funds also may elect to advertise an annualized distribution rate, computed by multiplying the ordinary dividends earned by a fund over the most recent calendar quarter (excluding capital gains) by 4, dividing that number by the fund's share price (net asset value or maximum offering price)
    at the end of the period, and then multiplying that amount by 100:

   (Dividends Earned Over Last Calendar Quarter X 4)
    ------------------------------------------------  X  100  =  Annualized Distribution Rate
              Current Share Price

    The annualized distribution rate for a fund will differ from the fund's
    30-day SEC yield. The annualized distribution rate for the C Class shares of a fund assumes no CDSC is paid.

SH-SPL-34317   0304